T. Rowe Price Japan Fund

Supplement to Prospectus Dated March 1, 2013

On page 44, the portfolio manager table under “Management” for the Japan Fund is supplemented as follows:

Effective December 27, 2013, Archibald Ciganer will replace M. Campbell Gunn as the fund’s portfolio manager and chairman of the fund’s Investment Advisory Committee. Mr. Gunn is retiring from T. Rowe Price International at the end of 2013 due to health issues related to an acute back and neck condition. Mr. Ciganer joined T. Rowe Price International in 2007.

On page 82, the disclosure under “Portfolio Management” with respect to the Japan Fund is supplemented as follows:

Effective December 27, 2013, Archibald Ciganer will replace M. Campbell Gunn as chairman of the fund’s Investment Advisory Committee. Mr. Gunn is retiring from the Firm at the end of 2013 due to health issues related to an acute back and neck condition. Mr. Ciganer joined the Firm in 2007 and his investment experience dates from 1999. Mr. Ciganer has served as an equity research analyst since joining the Firm. Prior to joining the Firm, he worked for BNP Paribas, where he initially served as a credit analyst and investment banker and, more recently, as a vice president in Mergers and Acquisitions.

The date of this supplement is December 11, 2013.

F62-041 12/11/13